[LOGO] ASM INDEX 30 FUND


                               SEMI-ANNUAL REPORT
                                 April 30, 1999

                            ASM INDEX 30 FUND, INC.

                            Portfolio of Investments
                                 April 30, 1999
                                  (Unaudited)


                                            Percent of    Shares      Value
                                             Total Net
  COMMON STOCKS:                              Assets

  AEROSPACE
       Boeing Co.                                          11,600  $  471,250
       United Technologies Corp.                           11,600   1,680,550
                                                  7.8%              2,151,800

  ALUMINUM
       Aluminum Company of America                2.6%     11,600     722,100

  AUTO AND TRUCK
       General Motors Corp.                       3.8%     11,600   1,031,675

  BANKING
       J.P. Morgan & Co.                          5.7%     11,600   1,563,100

  BEVERAGE
       Coca-Cola Co.                              2.9%     11,600     788,800

  CHEMICAL
       E.I. du Pont de Nemours & Co.                       11,600     819,250
       Union Carbide Corp.                                 11,600     601,750
                                                  5.2%              1,421,000

  COMPUTER & PERIPHERALS
       International Business Machines Corp.      8.8%     11,600   2,426,575

  CONSUMER PRODUCTS
       Procter & Gamble Co.                       4.0%     11,600   1,088,225

  DIVERSIFIED
       AlliedSignal, Inc.                                  11,600     681,500
       Minnesota Mining & Manufacturing Co.                11,600   1,032,400
                                                  6.2%              1,713,900

  DRUG
       Merck & Co., Inc.                          3.0%     11,600     814,900

  ELECTRICAL EQUIPMENT
       General Electric Co.                       4.5%     11,600   1,223,800

  FINANCIAL SERVICES
       American Express Co.                       5.5%     11,600   1,515,975


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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                            ASM INDEX 30 FUND, INC.

                            Portfolio of Investments
                                 April 30, 1999
                                  (Unaudited)


                                            Percent of    Shares      Value
                                             Total Net
  COMMON STOCKS (continued):                  Assets

  HEALTH
       Johnson & Johnson                          4.1%     11,600  $1,131,000

  INSURANCE
       Citigroup, Inc.                            3.2%     11,600     872,900

  MACHINERY
       Caterpillar Inc.                           2.7%     11,600     746,750

  MULTIMEDIA
       Walt Disney Co.                            1.3%     11,600     368,300

  OFFICE AUTOMATION & EQUIPMENT
       Hewlett-Packard Co.                        3.3%     11,600     914,950

  OIL/GAS
       Chevron Corp.                                       11,600   1,157,100
       Exxon Corp.                                         11,600     963,525
                                                  7.7%              2,120,625

  PAPER & FOREST PRODUCTS
       International Paper Co.                    2.3%     11,600     618,425

  PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
       Eastman Kodak Co.                          3.2%     11,600     865,650

  RESTAURANT
       McDonald's Corp.                           1.8%     11,600     491,550

  RETAIL STORE
       Sears, Roebuck & Co.                                11,600     533,600
       Wal-Mart Stores, Inc.                               11,600     533,600
                                                  3.9%              1,067,200

  TELECOMMUNICATION SERVICES
       AT&T Corp.                                 2.1%     11,600     585,825


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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                            ASM INDEX 30 FUND, INC.

                            Portfolio of Investments
                                 April 30, 1999
                                  (Unaudited)


                                            Percent of  Shares or     Value
                                             Total Net   Principal
  COMMON STOCKS (continued):                  Assets     Amount

  TIRE AND RUBBER
       Goodyear Tire & Rubber Co.                 2.4%     11,600  $  663,375

  TOBACCO
       Philip Morris Companies, Inc.              1.5%     11,600     406,725

  TOTAL COMMON STOCKS
       (Cost $20,229,459)                        99.6%*            27,315,125

  SHORT-TERM INVESTMENT

  Firstar Bank
       Treasury Fund                                   $  123,566     123,566



  TOTAL SHORT-TERM INVESTMENT                     0.5%                123,566
       (Cost $123,566)

  TOTAL INVESTMENTS                             100.0%             27,438,691
       (Cost $20,353,025)

  LIABILITIES IN EXCESS OF OTHER ASSETS          -0.0%                (12,201)

  TOTAL NET ASSETS                              100.0%             $27,426,490


* Total consists of individual percentages which have been rounded.

The accompanying notes are an integral part of these financial statements.


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                            ASM INDEX 30 FUND, INC.

                      Statement of Assets and Liabilities
                                 April 30, 1999
                                  (Unaudited)


 Assets:

  Investments in common stocks, at market                   $ 27,315,125
    value (cost $20,229,459)
  Short-term investment, at cost                                 123,566
  Interest and dividends receivable                               16,241
  Prepaid expenses and other assets                               58,986
             Total Assets                                     27,528,918

 Liabilities:

  Payable for capital shares redeemed                             12,646
  Payable to current investment advisor                            1,874
  Accrued reserve and general operating expenses                  37,667
  Accrued expenses                                                50,241
             Total Liabilities                                   102,428

 Net Assets                                               $   27,426,490

 Components of Net Assets:

  Capital paid-in                                         $   20,174,631
  Accumulated distributions in excess of net investment income (354,214) Accumulated undistributed net realized gains from
    investment transactions                                      520,407
  Net unrealized appreciation of investments                   7,085,666
             Total Net Assets                             $   27,426,490

 Capital Shares Outstanding
  ($0.001 par value, 1,000,000,000 shares authorized)          1,239,963

 Net Asset Value - Offering and Redemption Price Per Share$        22.12


The accompanying notes are an integral part of these financial statements.


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                            ASM INDEX 30 FUND, INC.

                            Statement of Operations
                    For the Six Months Ended April 30, 1999
                                  (Unaudited)


 Investment Income:

  Dividends                                                 $    212,746
  Interest                                                         3,799
         Total investment income                                 216,545

 Expenses:

  Management fees                                                 10,111
  Audit fees                                                       9,858
  Custodian fees                                                  13,258
  Trustee fees                                                    19,601
  Legal expense                                                   66,440
  Administrative fees                                              8,217
  Registration and filing fees                                    16,575
  Transfer agent and accounting fees                              22,164
  Printing and postage                                             2,456
  General operating expense                                       85,603
  Reserve expense                                                260,000
  Other expenses                                                   1,305
         Total expenses                                          515,588
  Less: Reimbursement of expenses by advisor                    (155,975)
         Total expenses--net                                     359,613

         Investment loss--net                                   (143,068)

 Realized and Unrealized Gains from Investments:

  Net realized gains from investment transactions              1,309,158
  Change in unrealized appreciation of investments             4,719,988
         Net realized and unrealized gains from investments    6,029,146

 Net Increase in Net Assets Resulting from Operations     $    5,886,078


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                      Statements of Changes in Net Assets


                                                   Six Months          Year
                                                      Ended            Ended
                                                 April 30, 1999     October 31,
                                                   (Unaudited)          1998
 Increase in net assets:

 Operations:

  Net investment income (loss)                  $      (143,068) $      527,096
  Net realized gains from investment transactions     1,309,158       3,568,516
  Change in unrealized appreciation of investments    4,719,988         592,550

   Net increase in net assets resulting from          5,886,078       4,688,162
     operations

 Distributions to shareholders:

  From net investment income                           (211,146)       (453,542)
  From net realized gains                            (1,509,117)     (1,846,825)

   Net decrease in net assets resulting from         (1,720,263)     (2,300,367)
     distributions

 Capital share transactions:

  Proceeds from shares issued                         6,822,124      79,003,347
  Reinvestment of distributions                       1,682,128       1,766,644
  Cost of shares redeemed                           (14,778,638)    (74,749,547)

   Net increase (decrease) in net assets             (6,274,386)      6,020,444
     resulting from capital share transactions

 Total increase (decrease) in net assets             (2,108,571)      8,408,239

 Net assets - beginning of period                    29,535,061      21,126,822



 Net assets - end of period                     $    27,426,490  $   29,535,061


 Accumulated distributions in excess of net    $       (354,214)$             0
   investment income

 Changes in shares outstanding:

  Shares issued                                         347,473       4,211,829
  Shares issued in connection with reinvestment          89,132          99,745
    of distributions
  Shares redeemed                                      (749,550)     (3,986,563)

   Net increase (decrease) in shares outstanding       (312,945)        325,011


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                              Financial Highlights


                                              Six Months              Years Ended October 31,
                                              Ended April
                                              April 30,
                                                1999 (b)       1998      1997    1996     1995 (a)  1994 (a)
                                               (Unaudited)

  Net asset value, beginning of period            $  19.02  $   17.21  $ 14.13  $ 11.37  $  9.78    $ 10.07

  Investment operations:
   Net investment income (loss)                      (0.12)      0.32     0.18     0.08     0.00        0.56
   Net gains (losses) from investments
    (realized and unrealized)                         4.62       2.54     3.34     2.76     1.77       (0.16)
     Total from investment operations                 4.50       2.86     3.52     2.84     1.77        0.40

  Distributions:
   From net investment income                        (0.17)     (0.27)   (0.18)   (0.07)   (0.05)      (0.52)
   In excess of net investment income                 0.00       0.00    (0.11)   (0.01)   (0.13)       0.00
   From net realized gains                           (1.23)     (0.78)   (0.15)    0.00     0.00        0.00
   Tax return of capital                              0.00       0.00     0.00     0.00     0.00       (0.17)
     Total distributions                             (1.40)     (1.05)   (0.44)   (0.08)   (0.18)      (0.69)

  Net asset value, end of period                  $  22.12  $   19.02  $ 17.21  $ 14.13  $ 11.37 $      9.78

  Total return                                       24.93%(1)  17.13%   25.18%   25.01%   18.10%       3.97%

  Ratios/supplemental data:

   Net assets, end of period (000)                $ 27,426  $  29,535  $21,127  $ 9,315  $ 9,704 $     7,277
   Ratio of expenses to average net assets *         2.85%(2)(c) 0.18%    0.42%    1.86%    3.01%**     0.75%
   Ratio of net investment income (loss) to average
     net assets *                                   (1.14%)(2)   1.60%    1.51%    0.53%    0.04%       2.17%
   Portfolio turnover rate ***                         30% (1)    196%     265%     391%     340%       1193%


-------------------------------------------------------------------------------------------------------------
  *Ratios are presented net of fees voluntarily reduced.  If such voluntary fee reductions had not occured, the ratios would have been as follows:
    Ratio of expenses to average net assets           4.09%(2)    0.91%    1.05%    2.59%    5.77%      2.94%
    Ratio of net investment income (loss)
      to average net assets                         (2.38%)(2)    0.87%    0.88%   (0.20%)  (2.72%)    (0.02%)

     As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October
     31, 1995 and 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

**Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

***The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

(1)  Not Annualized

(2)  Annualized

(a)  Audited by predecessor auditor.

(b) Prior to March 1, 1999, Vector Index Advisors, Inc. served the Fund as investment advisor.

(c) Ratio includes amounts related to the general operating expense and general reserve expense recognized as a result of the termination of the investment advisory agreement with the former Advisor (see Note 2 of the Notes to Financial Statements). If such expenses had not been incurred, the ratio of expenses to average net assets would be 0.57% (annualized).


   The accompanying notes are an integral part of these financial statements.

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                             ASM INDEX 30 FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)
-------------------------------------------------------------------------------


     ASM Index 30 Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.   MANAGEMENT OF THE FUND

     The Fund is managed by the Board of Directors (the "Board") which is responsible for protecting the interests of shareholders. The members of the Board are experienced businesspersons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review Fund performance.

     On December 23, 1998, at a meeting of the Board, the Board voted to notify Vector Index Advisors, Inc. (the "former Advisor") of the termination of its investment advisory agreement effective at the close of business on February 28, 1999. During the intervening period, the Board solicited proposals from other funds and advisors, and considered alternative arrangements. Such alternatives included a recommendation that shareholders vote to approve a new investment advisory relationship with another advisor. On February 26, 1999, the Board appointed ORBITEX Management, Inc. ("ORBITEX") to serve as the investment advisor (the "advisor") to the Fund commencing March 1, 1999, for an interim period of up to 120 days.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION

     Portfolio securities are valued at the closing price, as reported by the New York Stock Exchange, on the day of valuation.

SECURITY TRANSACTIONS

     The Fund records purchases and sales of investments one business day after trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by ORBITEX to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit with the custodian.

EXPENSES

     The Fund had received a commitment from its former Advisor (the "expense commitment") that the former Advisor would waive payment of its advisory fee, or would otherwise pay to the Fund amounts by which the actual expenses of the Fund exceed 0.18% of the Fund's average net assets. In December 1998, the Board was

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                             ASM INDEX 30 FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999
                                   (UNAUDITED)
-------------------------------------------------------------------------------


advised by the former Advisor of financial information that required the Board to consider whether the former Advisor would be able to continue to fulfill the expense commitment in the future.

     Due to the aforementioned situation, the Board established a general reserve and an operating reserve for expenses so that the Fund could continue operations. The general reserve is used to pay legal, audit and other fees associated with the termination of the investment advisory agreement with the former Advisor. The operating reserve is used to pay certain operating expenses of the former Advisor.

     On March 10, 1999, the Board voted to eliminate the expense commitment.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any.

     Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES

     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

3.   INVESTMENT ADVISORY FEES

     The Fund operates under an Investment Management Agreement (the "Agreement") with ORBITEX. The Agreement provides for compensation to ORBITEX at an annual rate of 0.08% of the Fund's average daily net assets. Pursuant to the Agreement, ORBITEX provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     The interim Agreement dated February 28, 1999 between the Fund and ORBITEX became effective on March 1, 1999, and is effective for no more than 120 days pending a shareholder meeting and vote regarding a new investment management agreement. Certain officers of the Fund are also officers of the advisor.

4.   INVESTMENT TRANSACTIONS

     For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term securities) were $7,752,814 and $14,754,408, respectively. As of April 30, 1999, the aggregate cost basis of investments for Federal income tax purposes was $21,141,777 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

     Gross unrealized appreciation of investments         $       7,332,686
     Gross unrealized depreciation of investments                (1,035,771)
                                                          -------------------
     Net unrealized appreciation of investments           $       6,296,915
                                                          ===================

5.   FINANCIAL HIGHLIGHTS RESTATEMENT

     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $1,312. The former Advisor has agreed to pay these costs.

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                             ASM INDEX 30 FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999
                                   (UNAUDITED)
-------------------------------------------------------------------------------


     Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the former Advisor. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94% and 2.55% for the years ended October 31, 1995 and 1994, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

     On February 8, 1999 and on June 2, 1999 suits were filed in the Thirteenth Judicial Circuit Court, Hillsborough County, Florida against, Steve H. Adler, a former director and officer of the Fund, Vector Index Advisors, Inc., the former investment advisor of the Fund, the Fund, and, in the case of the latter suit, Mutual Funds Service Co., the administrator, fund accountant, and transfer agent, alleging that Mr. Adler wrongfully diverted monies intended for or previously invested in the Fund. The relief sought is the recovery of the investment amounts and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund dissipation of its assets. With the possible exception of the former director and officer of the Fund, the Fund had no knowledge of these alleged misappropriations. At present time, the liability of the Fund, if any, is not readily determinable.

7.   MERGER

     A meeting of the shareholders of the Fund is scheduled for July 2, 1999 for the principal purpose of voting to merge the assets and liabilities of the Fund into a series of the ORBITEX Group of Funds, the ORBITEX Focus 30 Fund (the "Focus 30 Fund") in a tax-free reorganization. If the merger is approved, shareholders as of the date of the merger will become shareholders of the Focus 30 Fund's Class D shares and will not be subject to a sales charge. ORBITEX Management, Inc., as the investment advisor to the Focus 30 Fund, will continue to supervise the investment of the Fund's assets.

                                PLEASE CONTACT US

                             ASM INDEX 30 FUND, INC.
                          c/o ORBITEX MANAGEMENT, INC.
                                 410 PARK AVENUE
                                NEW YORK CITY, NY
                                      10022
                                 (212) 891-7900



                                 TRANSFER AGENT
                         MUTUAL FUND SERVICES CO., INC.
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 1-800-333-4276



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                                      A S M
                                  INDEX 30 FUND

     This report must be preceded or accompanied by the Prospectus of ASM Index 30 Fund.